Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                              U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Colonial Gas Company (the "Corporation) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
F. Bodanza, Senior Vice President, Finance Accounting and Regulatory Affairs of the Corporation, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange of 1934, amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.








                                      By:      /s/Joseph F. Bodanza
                                      -----------------------------
                                      Name:    Joseph F. Bodanza
                                      Title:   Senior Vice President, Finance,
                                               Accounting and Regulatory Affairs
                                      Date:    August 12, 2002